--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Municipal
Securities Income
Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Municipal Securities Income Fund's (the "Fund") annual reporting period ended October 31, 2002.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.


INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

ACM Municipal Securities Income Fund (NAV)                  -2.59%      -3.35%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                         4.73%       5.87%
--------------------------------------------------------------------------------
Lipper General & Leveraged Municipal Debt Funds Average      4.70%       4.93%
--------------------------------------------------------------------------------

The Fund's Market Price Per Share on October 31, 2002 was $11.50.

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. The Lipper General & Leveraged Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to ACM Municipal Securities Income Fund, although some may have different investment policies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

      Additional investment results appear on pages 6-8.

Investment Results

The Fund's returns at net asset value (NAV) for the six- and 12-month periods ended October 31, 2002 are compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. In addition, the Fund's performance is compared to the Lipper General & Leveraged Municipal Debt Funds Average. The Lipper General & Leveraged Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to the Fund, although some may have different investment policies.

The Fund underperformed both the Lehman Brothers Municipal Bond Index and the Lipper peer group average for the six- and 12-month periods ended October 31, 2002. The Fund's


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

lagging performance was largely due to its exposure to airline backed municipal bonds. In addition, the Fund contains high coupon bonds that are approaching their call dates. In a declining interest rate environment, these bonds tend to underperform relative to more newly issued bonds with lower coupons and more extended call dates. Given the low level of absolute rates, we were of the opinion that the portfolio's more defensive structure was appropriate. Differences in performance between the Fund and the index are further amplified by the Fund's leverage. The Fund employs leverage to enhance the level of tax-exempt income paid to shareholders.

Market Overview

On an after-tax basis, the municipal bond market performed in line with the taxable fixed income sectors on a six-month basis and outperformed on a 12-month basis. The Lehman Brothers Municipal Bond Index generated six- and 12-month returns of 4.73% and 5.87%, respectively. The Lehman Brothers U.S. Aggregate Bond Index (comprised of investment-grade, taxable bonds) returned, pre-tax, 5.90% and 5.89% over the same time periods. The municipal bond market's performance resulted from strong demand for municipal bonds by individual investors continuing to seek shelter from equity market volatility and taxes.

The financial markets have been under the combined strain of an unsteady economic recovery, high visibility corporate governance failures and the prospect for military conflict in Iraq. These same factors led the U.S. Federal Reserve to reduce the Fed Funds target rate to 1.25% on November 6. In addition, investors have reacted by adjusting their asset allocation to a heavier weight in cash and fixed income securities. As a result, municipal interest rates dropped sharply.

Municipal issuers responded to the lower interest rate environment by issuing bonds at a record pace. In the aggregate, municipal bond issuance is up year-to-date 27% over 2001 and is well ahead of the previous record pace of 1993. We expect issuance to remain heavy and reach well over $300 billion by the end of the year. As a result of this supply, municipal bonds are extremely attractive relative to taxable bonds today.

State and local government revenues continued to decline through June according to the Rockefeller Institute, and in our discussions with state and local officials, it is apparent that this deterioration continued throughout the third quarter. Changes in tax receipts are expected to lag changes in economic growth, but the decline in tax collections has been far more severe than anticipated given last year's mild recession. As the economy continues to rebound, tax collections should stabilize. Nevertheless, state and local government finances will remain under pressure.


--------------------------------------------------------------------------------
2 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During most of the 1990s, state and local tax collections grew faster than the economy, due primarily to income from capital gains and stock options. Now, that situation has reversed. State governments will eventually solve their fiscal problems. However, without a strong economic rebound, the solution will be on the back of authorities and local governments who will receive less state aid. Consequently, the financial problems that are now evident are likely to persist and eventually ripple through the rest of the municipal market. As we have discussed before, the Fund's exposure to general obligation debt, which is dependent on tax revenues, is typically very low and is currently at zero. Nonetheless, we are continuing to buy high-quality bonds where our analysts believe the issuer has the resources to maintain their rating through this difficult economic period.

Investment Strategy

Over the past six months, we have been positioning the Fund for the next phase of the market while maintaining a longer-term focus in general. The key investment themes over this time period have included investing in a wide variety of medium and high grade credit quality issuers and investing available cash from the proceeds of positions sold in bonds that perform well in a volatile market. On a selective basis, we have been selling securities that reached, in our opinion, maximum price appreciation. In their place we are currently adding higher quality bonds to mitigate the potential negative impact that the economy may have on municipal credit quality. In addition, we have focused our bond selections on premium coupon bonds to enhance the defensive posture of the Fund.

Given the current condition of the markets, volatility is expected to remain high. Fortunately, volatility provides opportunities to reposition the portfolio. Specifically, we will continue to add positions providing high expected rates of return while selling those bonds that have reached their potential. In addition, we continue to actively tax swap when the markets decline. This type of trade allows us to reduce the Fund's current and possibly future capital gains tax liabilities while improving its income.

We have also been focused on the dividend policy of the Fund's outstanding preferred stock. Normally, the most effective (i.e. lowest cost) leveraging strategy for the preferred stock dividend is to let the dividend reset on a weekly basis. As a weekly reset, the preferred stock is used as a money market alternative and, therefore, tends to pay a relatively low rate of interest. Currently, short-term rates are at historic lows and the differential in rates between weekly resets and six-month and one-year dividend periods is minimal, as well. Given our longer-term economic outlook, we have fixed out one series of preferred stock for an extended time period and will look to do so again when the op-


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

portunity arises. This strategy should help cushion the Fund's common dividend against the risk of rising short-term rates.

Outlook

Our outlook for the municipal bond market combines our longer-term view with the recognition that in the near-term, event-driven volatility is high. Our focus is primarily on the longer-term, and we have positioned the Fund accordingly. Our economic research indicates that the growth rate for the economy should accelerate in 2003. As a result, in anticipation that the U.S. Federal Reserve will begin to raise the Federal Funds target rate, the market will start to demand higher rates on short-term bonds. We expect that shorter-term yields should rise relative to longer-term yields. Although our research is calling for an economic recovery in the new year, it is not expected to be robust. As such, we do not foresee a meaningful increase in inflation any time soon. This is significant because we believe longer-term bonds will likely outperform shorter-term bonds. In the municipal market, the extremely attractive rates available on long-term bonds should continue to entice investors. The resultant demand should amplify the performance prospects for longer-term bonds.

In the near-term, risks remain. The economy is weak and a consistent recovery in equity prices has not yet occurred. The risk of further terrorist activity and the unknown consequences of potential military action in Iraq have further added to an already volatile combination of factors. The result for the bond market would likely be a rally. As the Fund is currently positioned, it should generate positive performance but would likely lag its benchmark, as well as more aggressively positioned peer funds. We expect that any such market event would be short lived and the performance benefits fleeting. Therefore, we will continue to maintain, a more income-oriented, defensive posture in the Fund.


--------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your investment in ACM Municipal Securities Income Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance T. Hults

Terrance T. Hults
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     David M. Dowden

[PHOTO]     Terrance T. Hults

Portfolio Managers, David M. Dowden and Terrance T. Hults, have over 25 years combined investment experience.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
4/30/93* - 10/31/02

Lehman Brothers Municipal Bond Index: $17,967
ACM Municipal Securities Income Fund (NAV): $15,263

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    ACM Municipal Securities                Lehman Brothers
                        Income Fund NAV                   Municipal Bond Index
-------------------------------------------------------------------------------
 4/30/93                    $10,000                            $10,000
10/31/93                    $10,639                            $10,590
10/31/94                    $ 9,106                            $10,129
10/31/95                    $10,719                            $11,632
10/31/96                    $11,656                            $12,295
10/31/97                    $13,199                            $13,339
10/31/98                    $14,109                            $14,408
10/31/99                    $13,015                            $14,153
10/31/00                    $14,153                            $15,358
10/31/01                    $15,793                            $16,971
10/31/02                    $15,263                            $17,967


This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 4/30/93* to 10/31/02) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market.

When comparing ACM Municipal Securities Income Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

*     Closest month-end after Fund's inception date of 4/29/93.


--------------------------------------------------------------------------------
6 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

     ACM Municipal Securities Income Fund (NAV) - Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                        ACM Municipal Securities      Lehman Brothers
                            Income Fund (NAV)       Municipal Bond Index
--------------------------------------------------------------------------------
      10/31/93*                     6.39%                   5.90%
      10/31/94                    -14.41%                  -4.36%
      10/31/95                     17.72%                  14.84%
      10/31/96                      8.74%                   5.70%
      10/31/97                     13.24%                   8.49%
      10/31/98                      6.89%                   8.02%
      10/31/99                     -7.76%                  -1.77%
      10/31/00                      8.74%                   8.51%
      10/31/01                     11.59%                  10.45%
      10/31/02                     -3.35%                   5.87%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). The chart assumes the reinvestment of dividends and capital gains. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.

* The Fund's return for the period ended 10/31/93 is from the Fund's inception date of 4/29/93 through 10/31/93. The benchmark's return for the period ended 10/31/93 is from 4/30/93 through 10/31/93.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATE                          PORTFOLIO STATISTICS
4/29/93                                 Net Assets Applicable to
                                        Common Shareholders ($mil): $119.3

BOND QUALITY RATING

20.3% AAA
15.2% AA
35.2% A                                 [PIE CHART OMITTED]
23.7% BBB
 5.6% BB

HOLDINGS BY STATE

13.3% Florida
11.1% New York
 9.2% District of Columbia
 8.0% Ohio
 7.6% Texas
 6.5% Michigan
 5.2% Tennessee
 4.5% Mississippi                       [PIE CHART OMITTED]
 4.3% Washington
 4.2% Massachusetts
 3.6% West Virginia
 3.5% Indiana
 3.4% Pennsylvania
 3.2% Illinois
 3.1% Kentucky
 2.0% North Dakota

 7.3% Other

All data as of October 31, 2002. The Fund's bond quality rating and holdings by state are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in Connecticut, Alabama, Minnesota, South Carolina, New Mexico, Virginia, Maine, Colorado, Georgia and Louisiana.


--------------------------------------------------------------------------------
8 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
Long-Term Investments-166.9%
Alabama-2.1%
Jefferson Cnty Rev
   Sewer Imps Ser 02B
   FGIC
   5.00%, 2/01/41 .....................      AAA       $ 2,500      $   2,474,550
                                                                    -------------
Colorado-0.7%
Colorado Rev
   E-470 Pub Hwy Auth Ser 00B
   Zero coupon, 9/01/35 ...............      BBB-       10,000            854,200
                                                                    -------------
Connecticut-2.6%
Connecticut
   Public Improv (Mohegan Tribe) Ser 01
   6.25%, 1/01/31(b) ..................      BBB-        3,000          3,094,560
                                                                    -------------
District of Columbia-16.2%
District of Columbia
   Tobacco Settlement Corp Ser 01
   6.75%, 5/15/40 .....................      A          19,100         19,421,071
                                                                    -------------
Florida-23.3%
Collier Cnty Hlth Fac Rev
   (The Moorings Proj) Ser 94
   7.00%, 12/01/19 ....................      A-          2,000          2,171,280
Florida Hsg Fin Corp Rev
   (Westlake Apts) Ser 02-D1
   AMT FSA
   5.40%, 3/01/42 .....................      AAA         8,780          8,836,807
Florida Hsg Fin Corp Rev
   (Westminster Apts) Ser 02-E1
   AMT FSA
   5.40%, 4/01/42 .....................      AAA         2,850          2,873,256
Lee Cnty Hlth Fac Rev
   (Shell Point Village Proj) Ser 99A
   5.50%, 11/15/29 ....................      BBB-       10,170          9,023,943
Orange Cnty Hlth Fac Rev
   (Orlando Regl Healthcare) Ser 02
   5.75%, 12/01/32 ....................      A-          1,400          1,402,044
Orlando FL Utilities
   Water & Elec Rev Ser 93A
   9.34%, 10/06/17(c)(d) ..............      Aaa         1,720          1,835,962
   9.34%, 10/06/17(c)(d)(e) ...........      Aaa         1,595          1,763,129
                                                                    -------------
                                                                       27,906,421
                                                                    -------------


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
Illinois-5.1%
Chicago IL SFMR
   Mortgage Rev Ser 02B
   AMT GNMA/FNMA
   4.00%, 10/01/33(f) .................      AAA       $ 1,000      $   1,062,070
Chicago IL Spec Fac
   (American Airlines) Ser 94
   8.20%, 12/01/24 ....................      BB-         3,500          1,155,210
Metropolitan Pier & Exposition Rev
   (McCormick Pl Expansion) Ser 02A
   MBIA
   5.25%, 6/15/42 .....................      AAA         3,750          3,841,800
                                                                    -------------
                                                                        6,059,080
                                                                    -------------
Indiana-6.2%
Warrick Cnty Ind Rev
   (Southern IN Gas & Electric) Ser 93B
   AMT
   6.00%, 5/01/23 .....................      A-          7,290          7,443,163
                                                                    -------------
Louisiana-0.2%
Calcasieu Parish SFMR
   Mortgage Rev Ser 97A
   AMT GNMA/FNMA
   6.40%, 4/01/32(c) ..................      Aaa           250            259,130
                                                                    -------------
Maine-0.9%
Jay ME Solid Waste Disp Rev
   (International Paper Co) Ser 99B
   AMT
   6.20%, 9/01/19 .....................      BBB         1,000          1,023,060
                                                                    -------------
Massachusetts-7.5%
Mass Hlth & Ed Fac Hosp Rev
   (New England Med Ctr) Ser 94
   MBIA
   8.88%, 7/01/18(d) ..................      AAA         5,000          5,195,600
Mass HFA MFHR
   Residential Hsg Ser 00A
   AMT AMBAC
   6.00%, 7/01/41 .....................      AAA         2,965          3,100,738
Mass HFA MFHR
   Residential Hsg Ser 00H
   AMT MBIA
   6.65%, 7/01/41 .....................      AAA           555            597,263
                                                                    -------------
                                                                        8,893,601
                                                                    -------------


--------------------------------------------------------------------------------
10 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
Michigan-11.4%
Michigan St Hosp Fac Rev
   (Trinity Hlth) Ser 00A
   6.00%, 12/01/27 ....................      AA-       $ 3,000      $   3,178,380
Saginaw Mich Hosp Fac Rev
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30 .....................      A           9,850         10,457,548
                                                                    -------------
                                                                       13,635,928
                                                                    -------------
Minnesota-1.9%
Bass Brook Poll Ctl Rev
   (Minnesota Pwr & Light Co) Ser 92
   6.00%, 7/01/22 .....................      A           2,250          2,257,493
                                                                    -------------
Mississippi-7.7%
Adams Cnty Poll Ctl Rev
   (International Paper Co) Ser 99A
   AMT
   6.25%, 9/01/23 .....................      BBB         5,000          5,111,600
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj) Ser 01A
   5.75%, 7/01/31(c) ..................      A2          4,000          4,045,840
                                                                    -------------
                                                                        9,157,440
                                                                    -------------
New York-19.5%
Nassau Cnty
   Tobacco Settlement Corp Ser 99A
   6.60%, 7/15/39 .....................      A-          6,445          6,838,596
New York City Indl Dev Agy Rev
   (Terminal One Group) Ser 94
   AMT
   6.125%, 1/01/24(c) .................      A3         10,600         10,822,388
New York City Indl Dev Agy Rev
   (British Airways Plc) Ser 98
   AMT
   5.25%, 12/01/32 ....................      BBB-       10,480          5,591,604
                                                                    -------------
                                                                       23,252,588
                                                                    -------------
North Dakota-3.5%
North Dakota St HFA SFMR
   Mortgage Rev Ser 98E
   AMT
   5.25%, 1/01/30(c) ..................      Aa2         4,225          4,162,174
                                                                    -------------

Ohio-14.2%
Cuyahoga Cnty Hosp Fac Rev
   (University Hosp Hlth) Ser 00
   7.50%, 1/01/30 .....................      BBB         3,650          4,007,299
Ohio HFA SFMR
   Mortgage Rev Ser 97
   AMT GNMA
   6.15%, 3/01/29(c) ..................      Aaa         8,380          8,661,568



--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
Ohio St Wtr Dev Auth Solid Waste
   (North Star) Ser 95
   AMT
   6.45%, 9/01/20 .....................      A         $ 4,075      $   4,250,632
                                                                    -------------
                                                                       16,919,499
                                                                    -------------
Pennsylvania-6.1%
Pennsylvania HFA SFMR
   Mortgage Rev Ser 99-68A
   AMT
   6.15%, 10/01/30 ....................      AA+         7,000          7,245,910
                                                                    -------------
South Carolina-1.6%
South Carolina Rev
   Tobacco Settlement Ser 01B
    6.375%, 5/15/28 ...................      A           1,950          1,906,242
                                                                    -------------
Tennessee-9.3%
Tenn Educ Loan Rev
   Educational Funding of South Ser 97B
   AMT
   6.20%, 12/01/21(c) .................      Aa2        10,600         11,046,896
                                                                    -------------
Texas-12.9%
Alliance Arpt Auth Fac Imp Rev
   (American Airlines) Ser 90
   AMT
   7.50%, 12/01/29 ....................      BB-           860            240,843
Dallas-Fort Worth Arpt Fac Rev
   (American Airlines) Ser 99
   AMT
   6.375%, 5/01/35 ....................      BB-         6,640          1,853,622
Harris Cnty TX
   Hwy Toll Rev Ser 02
   FSA
   5.125%, 8/15/32 ....................      AAA         5,000          5,016,750
Lower Colorado Riv Resource Rev
   (Samsung Corp) Ser 00
   AMT
   6.95%, 4/01/30 .....................      A-          5,000          5,306,900
Lower Colorado Riv Rev MBIA
   Ser 02
   5.00%, 5/15/31 .....................      AAA         3,000          3,007,260
                                                                    -------------
                                                                       15,425,375
                                                                    -------------
Washington-7.6%
Pilchuck Dev Pub Corp Spec Fac
   (BF Goodrich) Ser 93
   AMT
   6.00%, 8/01/23 .....................      BBB+        9,500          9,097,390
                                                                    -------------


--------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
West Virginia-6.4%
West Virginia Pkwys Econ
   Parkway Rev Ser 93
   FGIC
   9.735%, 5/16/19(d) .................      AAA       $ 4,605      $   4,898,707
   9.735%, 5/16/19(d)(e) ..............      AAA         2,495          2,691,980
                                                                    -------------
                                                                        7,590,687
                                                                    -------------
Total Long-Term Investments
   (cost $200,315,518) ................                               199,126,458
                                                                    -------------
Short-Term Investments-9.9%
Georgia-0.4%
Burke Cnty Poll Ctl Rev
   (Georgia Pwr Co) Ser 94
   2.15%, 7/01/24(g) ..................      A-1           500            500,000
                                                                    -------------
Illinois-0.6%
IL Hlth Fac Auth Rev
   (Resurrection Hlth) Ser 99A
   FSA
   2.00%, 5/15/29(g) ..................      A-1           700            700,000
                                                                    -------------
Kentucky-5.4%
Louisville & Jefferson Cnty Arpt Rev
   (UPS Worldwide Forwarding) Ser 99A
   AMT
   2.00%, 1/01/29(g) ..................      A-1+        6,520          6,520,000
                                                                    -------------
Mississippi-0.3%
Jackson Cnty Port Fac Rev
   (Chevron USA Inc) Ser 93
   2.00%, 6/01/23(c)(g) ...............      P-1           400            400,000
                                                                    -------------
New Mexico-1.3%
Hurley NM Poll Ctl Rev
   Kennecott Santa Fe (BP Plc) Ser 85
   2.00%, 12/01/15(g) .................      A-1+        1,500          1,500,000
                                                                    -------------
Texas-0.6%
Dallas-Fort Worth Arpt Fac Rev
   AMT MBIA Ser 97
   2.05%, 11/01/23(b)(g) ..............      A-1+          700            700,000
                                                                    -------------
Virginia-1.3%
King George Cnty Indl Dev Rev
   (Birchwood Power Partners) Ser 96A
   AMT
   2.00%, 4/01/26(g) ..................      A-1+        1,000          1,000,000


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                        Rating(a)        (000)              Value
---------------------------------------------------------------------------------
King George Cnty Indl Dev Rev
   (Birchwood Power Partners) Ser 97
   AMT
   2.00%, 3/01/27(g) ..................      A-1+      $   500      $     500,000
                                                                    -------------
                                                                        1,500,000
                                                                    -------------
Total Short-Term Investments
   (cost $11,820,000) .................                                11,820,000
                                                                    -------------
Total Investments-176.8%
   (cost $212,135,518) ................                               210,946,458
Other assets less liabilities-(1.4%) ..                                (1,623,681)
Preferred Stock, at redemption
   value-(75.4%) ......................                               (90,000,000)
                                                                    -------------
Net Assets
   Applicable to Common
   Shareholders-100%(h) ...............                             $ 119,322,777
                                                                    =============

(a)   Unaudited.
(b)   Private Placement.
(c)   Moody's or Fitch Rating. (Unaudited)
(d) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(e) Pre-refunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f)   Coupon is 4.00% until May 31, 2003, then 6.00% until maturity.
(g)   Variable rate coupon, rate shown as of October 31, 2002.
(h) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      AMBAC - American Municipal Bond Assurance Corporation
      AMT   - Alternative Minimum Tax
      FGIC  - Financial Guaranty Insurance Company
      FNMA  - Federal National Mortgage Association
      FSA   - Financial Security Assurance
      GNMA  - Government National Mortgage Association
      HFA   - Housing Finance Agency
      MBIA  - Municipal Bond Investors Assurance
      MFHR  - Multi-Family Housing Revenue
      SFMR  - Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $212,135,518) ...       $ 210,946,458
Cash ......................................................             366,614
Interest receivable .......................................           3,939,586
Receivable for investment securities sold .................              10,000
                                                                  -------------
Total assets ..............................................         215,262,658
                                                                  -------------
Liabilities
Payable for investment securities purchased ...............           4,928,200
Dividends payable - common shares .........................             797,558
Advisory fee payable ......................................              93,400
Dividends payable - preferred shares ......................              53,399
Administrative fee payable ................................              28,744
Accrued expenses and other liabilities ....................              38,580
                                                                  -------------
Total liabilities .........................................           5,939,881
                                                                  -------------
Preferred Stock, at redemption value
   $.01 par value per share; 3,600 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000 per
   share liquidation preference ...........................          90,000,000
                                                                  -------------
Net Assets Applicable to Common Shareholders ..............       $ 119,322,777
                                                                  -------------
Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
   99,996,400 shares authorized,
   11,000,802 shares issued and outstanding ...............       $     110,008
Additional paid-in capital ................................         149,198,055
Undistributed net investment income .......................             164,035
Accumulated net realized loss on investment transactions ..         (28,960,261)
Net unrealized depreciation of investments ................          (1,189,060)
                                                                  -------------
Net Assets Applicable to Common Shareholders ..............       $ 119,322,777
                                                                  =============
Net Asset Value Applicable to Common Shareholders
   (based on 11,000,802 common shares outstanding) ........              $10.85
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest .................................                          $  13,979,842
Expenses
Advisory fee .............................      $   1,087,669
Administrative fee .......................            326,301
Auction agent fee ........................            278,769
Audit and legal ..........................            102,886
Custodian ................................             99,675
Registration fees ........................             66,760
Printing .................................             50,672
Directors' fees and expenses .............             32,000
Transfer agency ..........................             27,810
Miscellaneous ............................             26,517
                                                -------------
Total expenses ...........................                              2,099,059
                                                                    -------------
Net investment income ....................                             11,880,783
                                                                    -------------
Realized and Unrealized Loss on
Investments
Net realized loss on investment
   transactions ..........................                             (1,971,343)
Net change in unrealized
   appreciation/depreciation
   of investments ........................                            (12,641,017)
                                                                    -------------
Net loss on investments ..................                            (14,612,360)
                                                                    -------------
Dividends to Auction Preferred
Shareholders from
   Net investment income .................                             (1,510,326)
                                                                    -------------
Net Decrease in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations .......................                          $  (4,241,903)
                                                                    =============

See notes to financial statements


--------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              APPLICABLE TO COMMON SHAREHOLDERS
                                              ----------------------------------

STATEMENT OF CHANGES IN
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS

                                                 Year Ended          Year Ended
                                                 October 31,         October 31,
                                                     2002              2001(a)
                                                =============       =============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income ....................      $  11,880,783       $  12,547,773
Net realized gain (loss) on investment
   transactions ..........................         (1,971,343)          4,149,285
Net change in unrealized
   appreciation/depreciation
   of investments ........................        (12,641,017)            790,329
Dividends to Auction Preferred
Shareholders from
Net investment income ....................         (1,510,326)         (2,950,137)
                                                -------------       -------------
Net increase (decrease) in net assets
   applicable to common shareholders
   resulting from operations .............         (4,241,903)         14,537,250
Dividends and Distributions to
Common Shareholders from
Net investment income ....................         (9,539,170)         (9,597,636)
Distributions in excess of net investment
   income ................................                 -0-           (667,252)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of common stock ..............            902,750             786,965
                                                -------------       -------------
Total increase (decrease) ................        (12,878,323)          5,059,327
Net Assets Applicable to Common
Shareholders
Beginning of period ......................        132,201,100         127,141,773
                                                -------------       -------------
End of period (including undistributed
   net investment income of $164,035
   at October 31, 2002) ..................      $ 119,322,777       $ 132,201,100
                                                =============       =============

(a)   Restated (See Note A.5)

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treat-


--------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ment; temporary differences do not require such reclassification. During the current fiscal year ended October 31, 2002 there were no permanent differences.

5. Change in Accounting Principle

Effective September 1, 2000, the Fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the Fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the Fund's auction preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund. In adopting EITF D-98, the Fund's net assets as of September 1, 2000 in the statement of changes in net assets applicable to common shareholders is restated by excluding preferred stock valued at $90,000,000 at that date. The adoption also resulted in dividends on auction preferred stock being reclassified from distributions on the statement of changes in net assets applicable to common shareholders to a separate line item within the statement of operations. This resulted in a decrease of $1,510,326 and $2,950,137 in the net increase (decrease) in net assets applicable to common shareholders resulting from operations for the periods ended October 31, 2002 and October 31, 2001, respectively. As part of the adoption, per share distributions of dividends on auction preferred stock, if any, were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of ..50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2002, there was no reimbursement paid to AGIS.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $49,450,018 and $58,496,007 respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $212,434,247. Accordingly, gross unrealized appreciation of investments was $10,388,571 and gross unrealized depreciation of investments was $11,876,360 resulting in net unrealized depreciation of $1,487,789.

NOTE D

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                                      2002            2001
                                                   ==========      ==========
Distributions paid from:
   Ordinary income .............................   $  103,452      $  281,885
   Tax-exempt income ...........................    9,384,782       9,367,843
                                                   ----------      ----------
Total distributions paid .......................   $9,488,234(a)   $9,649,728(a)
                                                   ==========      ==========

As of October 31, 2002, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed net tax exempt income ....................        $  1,014,992
Accumulated capital and other losses ...................         (28,661,534)(b)
Unrealized appreciation/(depreciation) .................          (1,487,789)(c)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(29,134,331)
                                                                ============

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $28,661,534 of which $9,919,727 expires in the year 2003, $6,475,518 expires in the year 2007, $10,294,946 expires in the year 2008, and $1,971,343 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. At October 31, 2002, 11,000,802 shares were outstanding. During the years ended October 31, 2002, and October 31, 2001, the Fund issued 77,262 and 64,359 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 1.60%, effective through November 7, 2002. The dividend rate on Series B is 1.979%, effective through November 1, 2002. The dividend rate on Series C is 1.40%, effective through November 1, 2002.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                      Year Ended October 31,
                                 ------------------------------------------------------------------
                                   2002         2001(a)        2000(a)        1999(a)        1998(a)
                                 ------------------------------------------------------------------
Net asset value,
  beginning of period ........   $  12.10     $  11.71       $  11.64       $  13.49       $  13.46
                                 ------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ........       1.08         1.15           1.12           1.11           1.16
Net realized and unrealized
  gain (loss) on investment
  transactions ...............      (1.32)         .45            .16          (1.82)           .04
Dividends to preferred
  shareholders from
  Net investment income
  (common stock
  equivalent basis) ..........       (.14)        (.27)          (.34)          (.27)          (.29)
                                 ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................       (.38)        1.33            .94           (.98)           .91
                                 ------------------------------------------------------------------
Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net
  investment income ..........       (.87)        (.88)          (.78)          (.84)          (.86)
Distributions in excess of net
  investment income ..........         -0-        (.06)          (.09)          (.03)          (.02)
                                 ------------------------------------------------------------------
Total dividends and
  distributions to common
  shareholders ...............       (.87)        (.94)          (.87)          (.87)          (.88)
                                 ------------------------------------------------------------------
Net asset value, end of period   $  10.85     $  12.10       $  11.71       $  11.64       $  13.49
                                 ==================================================================
Market value, end of period ..   $  11.50     $  12.70       $  12.56       $  11.69       $  14.06
                                 ==================================================================
Total Return
Total investment return
  based on:(b)
  Market value ...............      (2.44)%       9.14%         16.16%        (11.14)%         6.19%
  Net asset value ............      (3.35)%      11.59%          8.74%         (7.76)%         6.89%
Ratios/Supplemental Data
Net assets, applicable to
  common shareholders,
  end of period
  (000's omitted) ............   $119,323     $132,201       $127,142       $125,850       $144,995
Preferred stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted) ............   $ 90,000     $ 90,000       $ 90,000       $ 90,000       $ 90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(c) ................       1.65%        1.53%          1.61%          1.45%          1.45%
  Net investment income,
    before preferred stock
    dividends(c) .............       9.32%        9.60%          9.92%          8.54%          8.58%
  Preferred stock dividends ..       1.19%        2.26%          3.03%          2.08%          2.20%
  Net investment income,
    net of preferred stock
    dividends ................       8.13%        7.34%          6.89%          6.46%          6.38%
Portfolio turnover rate ......         24%          82%           360%           292%            60%
Asset coverage ratio .........        233%         247%           241%           240%           261%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Restated (See Note A.5)

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(c) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 23

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., (the "Fund") including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 11, 2002

FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2002 was $10,870,664.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


--------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(Unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 25

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) two additions to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are, in addition to Susan P. Keenan, a Senior Vice President of the Fund, David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


--------------------------------------------------------------------------------
26 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
28 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Guy Davidson, Senior Vice President
David M. Dowden, Vice President
Terrance T. Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock:

Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

Dividend Paying Agent,
Transfer Agent And Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements there, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 29

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                          IN FUND         OTHER
 NAME, AGE OF DIRECTOR,                               PRINCIPAL                           COMPLEX     DIRECTORSHIPS
         ADDRESS                                     OCCUPATION(S)                      OVERSEEN BY      HELD BY
  (YEARS OF SERVICE*)                             DURING PAST 5 YEARS                     DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**

John D. Carifa,** 57                      President, Chief Operating Officer and a          114           None
1345 Avenue of the Americas               Director of Alliance Capital Management
New York, NY 10105                        Corporation ("ACMC"), with which he
(9)                                       has been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                        Formerly an Executive Vice President and          93            None
P.O. Box 4623                             Chief Insurance Officer of The
Stamford, CT 06903                        Equitable Life Assurance Society of the
(9)                                       United States; Chairman and
                                          Chief Executive Officer of Evlico.
                                          Formerly a Director of Avon,
                                          BP Amoco Corporation, Ecolab, Inc.,
                                          Tandem Financial Group
                                          and Donaldson, Lufkin & Jenrette
                                          Securities Corporation.

David H. Dievler, #+, 73                  Independent Consultant. Until December            98            None
P.O. Box 167                              1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                     responsible for mutual fund administration.
(9)                                       Prior to joining ACMC in 1984, Chief
                                          Financial Officer of Eberstadt Asset
                                          Management since 1968. Prior to that,
                                          Senior Manager at Price Waterhouse &
                                          Co. Member of American Institute of
                                          Certified Public Accountants since
                                          1953.

John H. Dobkin, #+, 60                    Consultant. Formerly a Senior Advisor             94            None
P.O. Box 12                               from June 1999-June 2000 and President
Annandale, NY 12504                       (December 1989-May 1999) of Historic
(4)                                       Hudson Valley (historic preservation).
                                          Previously, Director of the National
                                          Academy of Design and during 1988-92,
                                          Director and Chairman of the Audit
                                          Committee of ACMC.

William H. Foulk, Jr., #+, 70             Investment Adviser and an Independent             110           None
2 Soundview Drive                         Consultant. Formerly Senior Manager of
Suite 100                                 Barrett Associates, Inc., a registered
Greenwich, CT 06830                       investment adviser, with which he had been
(4)                                       associated since prior to 1997. Formerly
                                          Deputy Comptroller of the State of New
                                          York and, prior thereto, Chief
                                          Investment Officer of the New York
                                          Bank for Savings.


--------------------------------------------------------------------------------
30 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                        PORTFOLIOS
                                                                                          IN FUND        OTHER
 NAME, AGE OF DIRECTOR,                               PRINCIPAL                           COMPLEX    DIRECTORSHIPS
         ADDRESS                                     OCCUPATION(S)                      OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                             DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Dr. James M. Hester, #+, 78               President of The Harry Frank Guggenheim           11          None
25 Cleveland Lane                         Foundation, with which he has been
Princeton, NJ 08540                       associated since prior to 1997. Formerly
(9)                                       President of New York University and
                                          the New York Botanical Garden, Rector
                                          of the United Nations University and Vice
                                          Chairman of the Board of the Federal
                                          Reserve Bank of New York.

Clifford L. Michel, #+, 63                Senior Counsel of the law firm of Cahill          93      Placer Dome Inc.
15 St. Bernard's Road                     Gordon & Reindel, since February 2001
Gladstone, NJ 07934                       and a partner of that firm for more than
(9)                                       25 years prior thereto. President
                                          and Chief Executive Officer of Wenonah
                                          Development Company (Investments)
                                          and a Director of Placer Dome Inc.
                                          (mining).

Donald J. Robinson, #+, 68                Senior Counsel at the law firm of Orrick,         92          None
98 Hell's Peak Road                       Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                          1997. Formerly a senior partner and a
(6)                                       member of the Executive Committee of
                                          that firm. He was also a member and
                                          Chairman of the Municipal Securities
                                          Rulemaking Board and a Trustee of the
                                          Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                      Position(s) Held                        Principal Occupation
Name, Address* and Age                    with Fund                            During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42                Senior Vice President            Executive Vice President of Alliance
                                                                       Capital Management Corporation
                                                                       ("ACMC"),** with which she has been
                                                                       associated since prior to 1997.

Wayne D. Lyski, 61                    Senior Vice President            Executive Vice President of ACMC,**
                                                                       with which he has been associated since
                                                                       prior to 1997.

Guy Davidson, 41                      Senior Vice President            Senior Vice President of ACMC,** with
                                                                       which he has been associated since prior
                                                                       to 1997.

David M. Dowden, 37                   Vice President                   Senior Vice President of ACMC,** with
                                                                       which he has been associated since prior
                                                                       to 1997.

Terrance T. Hults, 36                 Vice President                   Vice President of ACMC,** with which
                                                                       he has been associated since prior to
                                                                       1997.

William E. Oliver, 53                 Vice President                   Senior Vice President of ACMC,** with
                                                                       which he has been associated since prior
                                                                       to 1997.

Edmund P. Bergan, Jr., 52             Secretary                        Senior Vice President and General
                                                                       Counsel of Alliance Fund Distributors,
                                                                       Inc. ("AFD")** and Alliance Global
                                                                       Investor Services Inc. ("AGIS"),** with
                                                                       which he has been associated since prior
                                                                       to 1997.

Mark D. Gersten, 52                   Treasurer and Chief              Financial Officer Senior Vice President of
                                                                       AGIS,** with which he has been
                                                                       associated since prior to 1997.

Thomas R. Manley, 51                  Controller                       Vice President of ACMC,** with which
                                                                       he has been associated since prior to
                                                                       1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
32 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 33

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL  INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
34 o ACM MUNICIPAL SECURITIES INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ACM MUNICIPAL SECURITIES INCOME FUND

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MSIAR1002